REAFFIRMATION OF GUARANTY

This Reaffirmation (the "**Reaffirmation**") is made by the undersigned ("**Guarantor**") to U.S. Bank National Association ("**Bank**"). Guarantor has executed a guaranty dated May 1, 2013, as amended and/or restated from time to time (the "**Guaranty**"), guarantying all of the obligations of Art's-Way Manufacturing Co., Inc. (the "**Borrower**") to Bank, whether currently existing or arising in the future.

Bank will be extending a new loan to Borrower, or renewing, restructuring or otherwise amending an existing loan to Borrower, as evidenced by the following documents, among others:

Term Loan Agreement and Note dated May 29, 2014 in the amount of $1,000,000.00

Guarantor hereby confirms that the Guaranty remains in full force and effect, and the definition of "Obligations" in the Guaranty specifically includes the obligations identified above, as well as any renewals, amendments or refinancings thereto (including an increase in the principal amount of the loan).

Notwithstanding anything herein or in the Guaranty to the contrary, the obligations of a Guarantor under the Guaranty shall not include any obligation to pay or perform the obligations of any Borrower under any agreement, contract or transaction that constitutes a "swap" within the meaning of Section 1a(47) of the Commodity Exchange Act (7 U.S.C. §1, *et seq*., as amended from time to time, and any successor statute) if and only to the extent that the guarantee by such Guarantor of, or the grant by such Guarantor of a security interest to secure, such obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Guarantor's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee by such Guarantor or the grant of such security interest becomes effective with respect to such obligation.

Guarantor reaffirms that consent by Guarantor to any additional loans, refinancings, amendments and other changes in any agreements between Bank and Borrower is not necessary, as described in the Guaranty. All collateral securing the Guaranty also continues as security, and all other terms of the Guaranty are hereby reaffirmed.

Guarantor represents that Guarantor has reviewed Borrower's financial condition prior to executing the Reaffirmation; and Guarantor specifically relieves Bank of any obligation to advise Guarantor of Borrower's current financial condition, or any changes in Borrower's financial condition in the future.

For purposes of the Reaffirmation, "**Loan Documents**" shall mean any loan agreement, security or pledge agreement, assignment, financing statement, lease, mortgage, deed of trust or other pledge of an interest in real or personal property, indemnity agreement, subordination, letter of credit and letter of credit reimbursement agreement, banker's acceptance, and any other agreement, document or instrument previously, concurrently or hereafter executed or delivered by Borrower or Guarantor to or in favor of Bank evidencing, creating, securing or otherwise related to the Guaranty, the Reaffirmation or the Obligations, including all amendments, replacements, extensions, renewals and deferrals thereof.

Guarantor hereby acknowledges the receipt of a copy of the Reaffirmation. Bank may, on behalf of Guarantor, create a microfilm or optical disk or other electronic image of the Reaffirmation and any or all of the Loan Documents. Bank may store the electronic image of such Reaffirmation and any or all of the Loan Documents in its electronic form and then destroy the paper original as part of Bank's normal business practices, with the electronic image deemed to be an original.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER LOAN DOCUMENTS NOW IN EFFECT BETWEEN GUARANTOR AND BANK. A MODIFICATION OF ANY LOAN DOCUMENT NOW IN EFFECT BETWEEN GUARANTOR AND BANK, WHICH OCCURS AFTER RECEIPT BY GUARANTOR OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH LOAN DOCUMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

Attachments. All documents attached hereto, including any Appendices, Schedules, Riders, and Exhibits to the Reaffirmation, are hereby expressly incorporated by reference.

Dated as of: May 29, 2014.

GUARANTOR:

Art's-Way Scientific, Inc.
a/an **Iowa Corporation**

By: ______________________________
Name and Title: **Carrie L Majeski, CEO**